Exhibit 99.1

Landmark Infrastructure Partners LP to be Acquired by its Sponsor, Landmark Dividend LLC

Landmark Unitholders to Receive $16.50 Per Unit

Transaction Delivers Significant 38% Premium to Landmark Unitholders

EL SEGUNDO, Calif., Aug. 23, 2021 – Landmark Infrastructure Partners LP (“Landmark,” or the “Partnership”) (NASDAQ: LMRK) today announced that, following lengthy negotiations between the Conflicts Committee of the Board of Directors of Landmark Infrastructure Partners GP LLC (the “General Partner” or “GP”) (the “Conflicts Committee”) and the Partnership’s sponsor, Landmark Dividend LLC (“LD”), the Partnership and LD have entered into a definitive agreement under which the Partnership will be acquired by LD.

Under the terms of the agreement, Landmark public unitholders will receive $16.50 in cash for each common unit owned, representing a premium of 38% to the Partnership’s unaffected unit price on May 14, 2021, the last business day prior to the announcement of LD’s proposed acquisition of Landmark for $13.00 per common unit. The agreement between Landmark and LD reflects one of the highest premiums ever paid in a transaction where a GP purchases its MLP.

LD owns, among other things, 100% of the membership interests in the General Partner and 13.2% of the common units representing limited partner interests in the Partnership. After consultation with its independent legal and financial advisors, and consistent with the recommendation of the Conflicts Committee that is composed entirely of independent directors of the GP, the agreement was reviewed and unanimously approved by the full Board of Directors of the GP. Both the Conflicts Committee and the full Board of Directors of the GP determined the transaction with LD to be in the best interests of the Partnership.

LD is only considering the acquisition of Landmark or, if the proposed transaction is not consummated as expected, LD will continue operating Landmark in its role as the GP. LD is not considering third party offers for Landmark or its assets. LD’s acquisition of Landmark is fully financed and fully diligenced, and takes into account the value inherent in LD’s GP ownership interest and incentive distribution rights (“IDRs”). LD is interested in acquiring all of Landmark’s assets, as evidenced by its agreement to purchase the entire Partnership rather than select assets. This transaction offers certainty as well as compelling and immediate value for unitholders, particularly given that Landmark’s cash flow will be adversely impacted by the expiration of the cap on Landmark’s agreement to reimburse LD for a portion of its expenses for general and administrative services on November 19, 2021. In addition, the GP intends to exercise its contractual right to be reimbursed for costs and expenses it incurs for services provided to Landmark.

The transaction is expected to close in 2021, subject to customary closing conditions and approval by the holders of a majority of Landmark’s outstanding common units.

TAP Securities LLC and RBC Capital Markets are acting as financial advisors and Simpson Thacher & Bartlett LLP and Latham & Watkins, LLP are acting as legal advisors to LD. Truist Securities Inc. is acting as left lead arranger and joint bookrunner, and Citizens Bank N.A., RBC Capital Markets and TD Securities (USA) LLC are acting as joint lead arrangers and joint bookrunners for the debt financing. Evercore is acting as exclusive financial advisor and Gibson, Dunn & Crutcher LLP is acting as legal advisor to the Conflicts Committee.

About Landmark Infrastructure Partners LP

The Partnership owns and manages a portfolio of real property interests and infrastructure assets that the Partnership leases to companies in the wireless communication, digital infrastructure, outdoor advertising and renewable power generation industries.

About Landmark Dividend LLC

Landmark Dividend LLC is a real estate and infrastructure acquisition and development company focusing on the digital infrastructure, wireless communications, outdoor advertising and renewable power generation industries.

Landmark currently manages over 5,000 assets originated on behalf of Landmark, its active private investment vehicles and Landmark Infrastructure Partners LP (NASDAQ: LMRK). Landmark is a publicly-traded subsidiary of Landmark Dividend LLC established to acquire, own and manage a diversified, growing portfolio of real property interests and infrastructure assets.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “project,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Partnership’s control and are difficult to predict. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of Landmark. Although Landmark believes that these assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, Landmark cannot give assurance that it will achieve or accomplish these expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in Landmark’s filings with the U.S. Securities and Exchange Commission (the “Commission”), including Landmark’s annual report on Form 10-K for the year ended December 31, 2020 and Current Report on Form 8-K filed with the Commission on February 24, 2021. These risks could cause Landmark’s actual results to differ materially from those contained in any forward-looking statement.

Additional Information and Where to Find It

In connection with the transaction referred to in this material, Landmark expects to file with the Securities and Exchange Commission (“SEC”) and mail to Landmark’s security holders a proxy statement and other relevant documents. This material is not a substitute for the proxy statement or for any other document that Landmark may file with the SEC and send to Landmark’s security holders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LANDMARK ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by Landmark through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Landmark will be available free of charge through Landmark’s website at www.landmarkmlp.com in the “Investors” tab near the top of the page, or by contacting Landmark’s Investor Relations Department at (213) 788-4528.

Participants in Solicitation

The directors, officers and employees of Landmark Infrastructure Partners GP (“Landmark GP”), the general partner of Landmark Infrastructure Partners LP, and its affiliates may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Landmark GP may be found in Landmark’s 2020 Form 10-K filed with the SEC on February 24, 2021 and any subsequent Current Reports on Form 8-K and statements of changes in beneficial ownership filed with the SEC after the filing of Landmark’s 2020 Form 10-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Contacts

Investors:

Landmark Infrastructure Partners LP

Marcelo Choi

(213) 788-4528

ir@landmarkmlp.com

Okapi Partners LLC

Bruce Goldfarb/Chuck Garske

(212) 297-0720

info@okapipartners.com

Media:

Joele Frank, Wilkinson Brimmer Katcher

Andrew Siegel / Erik Carlson

(212) 355-4449